                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, officers and/or directors of FUQUA ENTERPRISES, INC., a Delaware corporation (hereinafter called the "Corporation"), do hereby severally constitute and appoint Lawrence P. Klamon, Brady W. Mullinax, Jr. and Mildred H. Hutcheson, or any of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to 50,000 shares of Common Stock, $2.50 par value, of the Corporation to be delivered from treasury by the Corporation upon the exercise of options granted under the Fuqua Enterprises, Inc. 1995 Stock Option Plan for Outside Directors, including specifically power and authority to sign his name to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission in respect to such Common Stock, any amendment or application for amendment of such Registration Statement, and any Prospectus, proxy statement, exhibits, financial statements and schedules filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm that said attorneys and agents, and each of them, shall have, and may exercise, without the others, all the powers hereby confirmed.

         IN WITNESS WHEREOF, each of the undersigned has signed his name hereto on the 31 day of May, 1996.




/s/ J. B. Fuqua                                              /s/ J. Rex Fuqua
- ----------------------------------------------------         -----------------------------------------------------
J. B. Fuqua, Chairman of the Board of                        J. Rex Fuqua, Vice Chairman of the Board
Directors                                                    of Directors


/s/ Lawrence P. Klamon                                       /s/ Brady W. Mullinax, Jr.
- ----------------------------------------------------         -----------------------------------------------------
Lawrence P. Klamon, President, Chief Executive               Brady W. Mullinax, Jr., Vice President-Finance,
Officer and Director                                         Treasurer and Chief Financial Officer (Principal
(Principal Executive Officer)                                Financial and Accounting Officer)





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





/s/ W. Clay Hamner                                           /s/ Frank W. Hulse IV
- ----------------------------------------------------         -----------------------------------------------------
W. Clay Hamner, Director                                     Frank W. Hulse IV, Director


/s/ Richard C. Larochelle                                    /s/ Gene J. Minotto
- ----------------------------------------------------         -----------------------------------------------------
Richard C. Larochelle, Director                              Gene J. Minotto, Director


/s/ Clark L. Reed, Jr.                                       /s/ D. Raymond Riddle
- ----------------------------------------------------         -----------------------------------------------------
Clark L. Reed, Jr., Director                                 D. Raymond Riddle, Director





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





                            FUQUA ENTERPRISES, INC.

                                  CERTIFICATE



         I, Mildred H. Hutcheson, hereby certify that I am a duly elected and acting Corporate Secretary of Fuqua Enterprises, Inc., a Delaware corporation, and that attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors by unanimous written consent as of May 24, 1996, and that said resolutions as of June 6, 1996 have not been rescinded, modified or amended and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate on behalf of Fuqua Enterprises, Inc. and attached the corporate seal this 6th day of June 1996.




                                         /s/ Mildred H. Hutcheson
                                         ---------------------------------------
                                         Mildred H. Hutcheson
                                         Corporate Secretary


(Corporate Seal)





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

                                   EXHIBIT A

         RESOLVED, That the President, Vice President-Finance and Treasurer and the Corporate Secretary of this Corporation (hereinafter called "Authorized Officers") be, and they hereby are, authorized to prepare and file with the Securities and Exchange Commission, and any other appropriate governmental body, a Registration Statement on Form S-8 (hereinafter called the "Registration Statement") covering 50,000 shares of Common Stock, $2.50 par value, of this Corporation (hereinafter called the "Shares") to be issued from unissued shares in connection with the Fuqua Enterprises, Inc. 1995 Stock Option Plan for Outside Directors.

         RESOLVED, That the Authorized Officers, and each of them, with full power to act without the others, be, and they hereby are, authorized to sign the Registration Statement on behalf of this Corporation and on behalf of, and as attorneys for, the principal executive officer and/or the principal financial officer and/or any other officers of this Corporation;

         RESOLVED, That the Authorized Officers be, and they hereby are, authorized from time to time (i) to execute, in the name and on behalf of this Corporation, (ii) to procure all necessary signatures to, and
         (iii) to file with the Securities and Exchange Commission, such amendments to the Registration Statement as they shall deem necessary or appropriate to effect such registration;

         RESOLVED, That the Authorized Officers, and each of them, with full authority to act without the others, be, and they hereby are, authorized to appear on behalf of this Corporation before the Securities and Exchange Commission in connection with any matter relating to the Registration Statement and any amendment thereto;

         RESOLVED, That the Authorized Officers, be, and they hereby are, authorized in the name and on behalf of this Corporation to take any and all action which they may deem necessary or advisable in order to effect the registration or qualification (or exemption therefrom of the Corporation, as a broker-dealer or otherwise, in connection with the delivery and sale of the Shares or to effect the registration or qualification (or exemption therefrom) of the Shares under the blue sky or securities laws of the states of the United States of America or the District of Columbia and in connection therewith to prepare, execute, certify, acknowledge, deliver, file or cause to be published any applications, records, consents to service of process, appointments of attorneys to receive service of process and all documents or instruments which may be required under such laws, and to take any and all such further action as they may deem necessary or advisable in order to maintain such registration or qualification (or exemption therefrom) for so long as they shall deem necessary; and that this Board hereby adopts the form of any and all resolutions required by and such state authority to be filed by this Corporation in connection with any such application, report, consent to service of process, or document or instrument if (i) in the opinion of the officer of the Corporation so acting, the adoption of such resolution is necessary or advisable and (ii) the Secretary of this Corporation evidences such adoption by filing with the minutes of this meeting copies of such resolutions, which shall thereupon be deemed to be adopted by this Board and incorporated in the minutes as part of this resolution with same force and effect as if presented in full to this meeting and so set forth in such minutes, and which may be certified by the Secretary of this Corporation as so adopted;

         RESOLVED, That the Authorized Officers of this Corporation be, and they hereby are, authorized to take all such further action and to execute and deliver all such further instruments and documents, in the name and on behalf of this Corporation and under its corporate seal or otherwise, and to pay such fees and expenses as in their judgment shall be necessary, proper or advisable in order fully to carry out the intent and to accomplish the purposes of the foregoing resolutions.





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